HE
                         HARBOUR ENTERTAINMENT INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                 SEE REVERSE FOR CERTAIN DEFINITIONS
PAR VALUE $.001 PER SHARE                    CUSIP


THIS CERTIFIES that




is the owner of


  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER
                                   SHARE, OF
     ---------------------                            --------------------
-------------------------- HARBOUR ENTERTAINMENT INC. --------------------------
     ---------------------                            --------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, on surrender of this certificate properly endorsed.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

                          [HARBOUR ENTERTAINMENT INC.]
                                  [CORPORATE]
                    SECRETARY        [SEAL]                     PRESIDENT
                                     [1997]
                                   [DELAWARE]

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative rights, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT-........ Custodian ........
TEN ENT - as tenants by the                           (Cust)             (Minor)
          entireties                               under Uniform Gifts to Minors
JT TEN  - as joint tenants with                    Act..........................
          right of survivorship                                (State)
          and not as tenants in    UNIF TRF MIN ACT-.....Custodian (until age..)
          common                                   (Cust)
                                                   ......under Uniform Transfers
                                                   (Minor)
                                                   to Minors Act................
                                                                    (State)
    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[---------------------------]
[                           ]
[---------------------------]

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________
                                                X ______________________________

                                                X ______________________________
                    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
       NOTICE: NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED: _______________________________________________________
                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.





KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.